BORROWER: bioMETRX, Inc., a Delaware corporation

GUARANTOR: Mark R. Basile

GUARANTY

To: Alpha Capital Anstalt

1. The Guaranty. For valuable consideration, the undersigned ("Guarantor") hereby unconditionally guarantees and promises to pay promptly to Alpha Capital Anstalt, its successors and assigns (the "Holder"), or order, in lawful money of the United States, any and all Indebtedness of bioMETRX, Inc., a Delaware corporation ("Borrower" or "Company") to Holder when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter. The liability of Guarantor under this Guaranty includes, without limitation, liability for all interest, fees, indemnities (including, without limitation, hazardous waste indemnities), and other costs and expenses relating to or arising out of the Indebtedness. The liability of Guarantor is continuing and relates to any Indebtedness, including that arising under successive transactions which shall either continue the Indebtedness or from time to time renew it after it has been satisfied, and is limited only to the extent set forth in Section 18. The terms of this Guaranty and the liability and obligations of Guarantor hereunder shall in all respects be subject to the provisions of Section 18.

2. Definitions.

(a) "Borrower" shall mean the entity listed above.

(b) "Guarantor" shall mean the individual signing this Guaranty.

(c) "Indebtedness" shall mean any and all debts, liabilities, and obligations of Borrower to Holder, now or hereafter existing, under the $750,000 Secured Note, dated the date hereof (the "Note"), from the Company to the Holder, and all Transaction Documents referred to and as defined therein, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, held or to be held by Holder for its own account or as agent for another or others, whether Borrower may be liable individually or jointly with others, whether recovery upon such debts, liabilities, and obligations may be or hereafter become barred by any statute of limitations, and whether such debts, liabilities, and obligations may be or hereafter become otherwise unenforceable, and includes without limitation, any and all obligations of Borrower to Holder for reasonable attorneys' fees and all other costs and expenses incurred by Holder in the collection or enforcement of any debts, liabilities, and obligations of Borrower to Holder, in each case, that arise from or relate to the Note or the other Transaction Documents.

3. Obligations Independent. Subject to the provisions of Section 18, the obligations hereunder are independent of the obligations of any other guarantor, and a separate action or actions may be brought and prosecuted against Guarantor whether an action is brought against any other guarantor or whether any other guarantor be joined in any such action or actions.

4. Rights of Holder. Guarantor authorizes Holder, without notice or demand and without

affecting its liability hereunder, from time to time to:

(a) renew, compromise, extend, accelerate, or otherwise change the time for payment, or otherwise change the terms, of the Indebtedness or any part thereof, including increase or decrease of the rate of interest thereon, or otherwise change the terms of any Transaction Document;

(b) receive and hold security for the payment of any Indebtedness and exchange, enforce, waive, release, fail to perfect, sell, or otherwise dispose of any such security;

(c) apply such security and direct the order or manner of sale thereof as Holder in its discretion may determine;

(d) release or substitute any guarantor or any one or more of any endorsers or other guarantor of any of the Indebtedness; and

(e) permit the Indebtedness to exceed Guarantor' liability under this Guaranty, and Guarantor agrees that any amounts received by Holder from any source other than Guarantor shall be deemed to be applied first to any portion of the Indebtedness not guaranteed by Guarantor.

5. Guaranty to be Absolute. Subject to the provisions of Section 18, Guarantor agrees that until this Guaranty has been terminated as provided herein, Guarantor shall not be released by or because of the taking, or failure to take, any action that might in any manner or to any extent vary the risks of Guarantor under this Guaranty or that, but for this paragraph, might discharge or otherwise reduce, limit, or modify Guarantor's obligations under this Guaranty. Guarantor waives and surrenders any defense to any liability under this Guaranty based upon any such action, including but not limited to any action of Holder described in the immediately preceding paragraph of this Guaranty.

6. Guarantor's Waivers of Certain Rights and Certain Defenses. Subject to the provisions of Section 18, Guarantor waives:

(a) any right to require Holder to proceed against Borrower, proceed against or exhaust any security for the Indebtedness, or pursue any other remedy in Holder's power whatsoever;

(b) any defense arising by reason of any disability or other defense of Borrower, or the cessation from any cause whatsoever of the liability of Borrower;

(c) any defense based on any claim that Guarantor's obligations exceed or are more burdensome than those of Borrower; and

(d) the benefit of any statute of limitations affecting Guarantor's liability hereunder.

No provision or waiver in this Guaranty shall be construed as limiting the generality of any other waiver contained in this Guaranty.

7. Waiver of Subrogation. Until the Indebtedness has been paid in full, even though the Indebtedness may be in excess of Guarantor's liability hereunder, Guarantor waives to the extent permitted by applicable law any right of subrogation, reimbursement, indemnification, and contribution (contractual, statutory, or otherwise) including, without limitation, any claim or right of subrogation under the Bankruptcy Code (Title 11, United States Code) or any successor statute, arising from the existence or performance of this Guaranty, and waives any benefit of, and any right to participate in, any security now or hereafter held by Holder.

8. Waiver of Notices. Subject to the provisions of Section 18, Guarantor waives all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, notices of intent to accelerate, notices of acceleration, notices of any suit or any other action against Borrower or any other person, any other notices to any party liable on any Transaction Document (including Guarantor), notices of acceptance of this Guaranty, notices of the existence, creation, or incurring of new or additional Indebtedness to which this Guaranty applies or any other indebtedness of Borrower to Holder, and notices of any fact that might increase Guarantor's risk.

9. Subordination. Any obligations of Borrower to Guarantor, now or hereafter existing, including but not limited to any obligations to Guarantor as subrogee of Holder or resulting from Guarantor's performance under this Guaranty, are hereby subordinated to the Indebtedness (other than reasonable obligations of the Company to Guarantor for the payment of services actually rendered by Guarantor). In addition to Guarantor's waiver of any right of subrogation as set forth in this Guaranty with respect to any obligations of Borrower to Guarantor as subrogee of Holder, Guarantor agrees that, if Holder so requests, Guarantor shall not demand, take, or receive from Borrower, by setoff or in any other manner, payment of any other obligations of Borrower to Guarantor (other than reasonable obligations of the Company to Guarantor for the payment of services actually rendered by Guarantor) until the Indebtedness has been paid in full. If any payments are received by Guarantor in violation of such waiver or agreement, such payments shall be received by Guarantor as trustee for Holder and shall be paid over to Holder on account of the Indebtedness, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty. Any security interest, lien, or other encumbrance that Guarantor may now or hereafter have on any property of Borrower is hereby subordinated to any security interest, lien, or other encumbrance that Holder may have on any such property.

10. Stay of Acceleration. In the event that acceleration of the time for payment of any of the Indebtedness is stayed upon the insolvency, bankruptcy, or reorganization of Borrower or otherwise, all such Indebtedness guaranteed by Guarantor shall nonetheless be payable by Guarantor immediately if requested by Holder.

11. Information Relating to Borrower. Guarantor acknowledges and agrees that he shall have the sole responsibility for, and have adequate means of, obtaining from Borrower such information concerning Borrower's financial condition or business operations as Guarantor may require, and that Holder has no duty, and Guarantor is not relying on Holder, at any time to disclose to Guarantor any information relating to the business operations or financial condition of Borrower.

12. Remedies. If Guarantor fails to fulfill his duty to pay all Indebtedness guaranteed hereunder, Holder shall have all of the remedies of a creditor and, to the extent applicable, of a secured party, under all applicable law. Without limiting the foregoing, Holder may, at its option and without notice or demand:

(a) declare any Indebtedness due and payable at once;

(b) take possession of any collateral pledged by Borrower or Guarantor, wherever located, and sell, resell, assign, transfer, and deliver all or any part of the collateral at any public or private sale or otherwise dispose of any or all of the collateral in its then condition, for cash or on credit or for future delivery, and in connection therewith Holder may impose reasonable conditions upon any such sale. Further, Holder, unless prohibited by law the provisions of which cannot be waived, may purchase all or any part of the collateral to be sold, free from and discharged of all trusts, claims, rights of redemption and equities of Borrower or Guarantor whatsoever. Guarantor acknowledges and agrees that the sale of any collateral through any nationally recognized broker-dealer, investment bank, or any other method common in the securities industry shall be deemed a commercially reasonable sale under the Uniform Commercial Code or any other equivalent statute or federal law, and expressly waive notice thereof except as provided herein; and

(c) set off against any or all liabilities of Guarantor all money owed by Holder or

any of its agents or affiliates in any capacity to Guarantor, whether or not due, and also set off against all other liabilities of Guarantor to Holder all money owed by Holder in any capacity to Guarantor. If exercised by Holder, Holder shall be deemed to have exercised such right of setoff and to have made a charge against any such money immediately upon the occurrence of such default although made or entered on the books subsequent thereto.

13. Notices. All notices required under this Guaranty shall be personally delivered or sent by first class mail, postage prepaid, or by overnight courier, to the addresses on the signature page of this Guaranty, or sent by facsimile to the fax numbers listed on the signature page, or to such other addresses as Holder and Guarantor may specify from time to time in writing. Notices sent by (a) first class mail shall be deemed delivered on the earlier of actual receipt or on the fourth business day after deposit in the U.S. mail, postage prepaid, (b) overnight courier shall be deemed delivered on the next business day, and (c) telecopy shall be deemed delivered when transmitted.

14. Successors and Assigns. This Guaranty (a) binds Guarantor and Guarantor's executors, administrators, successors, and assigns, provided that Guarantor may not assign his rights or obligations under this Guaranty without the prior written consent of Holder, and (b) inures to the benefit of Holder and Holder's successors, and assigns. Holder may, without notice to Guarantor and without affecting Guarantor' s obligations hereunder, sell, assign, grant participations in, or otherwise transfer to any other person, firm, or corporation the Indebtedness and this Guaranty, in whole or in part. Guarantor agrees that Holder may disclose to any assignee or Holder, or any prospective assignee or Holder, of all or part of the Indebtedness any and all information in Holder's possession concerning Guarantor, this Guaranty, and any security for this Guaranty.

15. Amendments, Waivers, and Severability. No provision of this Guaranty may be amended or waived except in writing. No failure by Holder to exercise, and no delay in exercising, any of its rights, remedies, or powers shall operate as a waiver thereof, and no single or partial exercise of any such right, remedy, or power shall preclude any other or further exercise thereof or the exercise of any other right, remedy, or power. The unenforceability or invalidity of any provision of this Guaranty shall not affect the enforceability or validity of any other provision of this Guaranty.

16. Costs and Expenses. Guarantor agrees to pay all reasonable attorneys' fees, and all other costs and expenses that may be incurred by Holder (a) in the enforcement of this Guaranty or (b) in the preservation, protection, or enforcement of any rights of Holder in any case commenced by or against Guarantor or Borrower under the Bankruptcy Code (Title 11, United States Code) or any similar or successor statute.

17. Governing Law and Jurisdiction. This Guaranty shall be governed by and construed and enforced in accordance with federal law and the law of the State of New Jersey. Jurisdiction and venue for any action or proceeding to enforce this Guaranty shall be the forum appropriate for such action or proceeding against Borrower, to which jurisdiction Guarantor irrevocably submit and to which venue Guarantor waives to the fullest extent permitted by law any defense asserting an inconvenient forum in connection therewith. Service of process by Holder in connection with such action or proceeding shall be binding on Guarantor if sent to Guarantor by registered or certified mail at its address specified below.

18. Limitation on Liability of Guarantor. Notwithstanding anything to the contrary set forth herein, the liability and obligations of Guarantor under this Guaranty shall all be subject to the Holder first pursuing the Company for payment of the Indebtedness for which the Holder is seeking payment, including obtaining a judgment against the Company for such Indebtedness in a court of competent jurisdiction and seeking to enforce such judgment against the Company and its assets. If the Holder has pursued such actions against the Company and thereafter has a judgment for all or any portion of the Indebtedness which remains unsatisfied in whole or in part for more than 10 days after its issuance, the Holder may make demand for payment against Guarantor hereunder and pursue all remedies available to Holder hereunder or at law for payment of such unpaid Indebtedness.

19. <u>FINAL AGREEMENT</u>. **BY SIGNING THIS DOCUMENT EACH PARTY REPRESENTS AND AGREES THAT: (A) THIS DOCUMENT REPRESENTS THE FINAL AGREEMENT BETWEEN PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, (B) THIS DOCUMENT SUPERSEDES ANY COMMITMENT LETTER, TERM SHEET, OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS RELATING TO THE SUBJECT MATTER HEREOF, UNLESS SUCH COMMITMENT LETTER, TERM SHEET, OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS EXPRESSLY PROVIDES TO THE CONTRARY, (C) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND (D) THIS DOCUMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.**

Executed this July 12, 2007

Guarantor:

____

Signature

Name: Mark R. Basile

Address for notices to Holder:

Facsimile:

Address for notices to Guarantor:

Facsimile:______________________